Exhibit 99.1

TOMPKINS   [GRAPHIC OMITTED]
   TRUSTCO INC.
                                                   For more information contact:
                                                 James J. Byrnes, Chairman & CEO
                                                      James W. Fulmer, President
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210

For Immediate Release
Wednesday, July 28, 2004


Tompkins Trustco, Inc. reports second quarter earnings
ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)


Tompkins Trustco, Inc. reported diluted earnings per share of $0.74 for the second quarter of 2004, down slightly from $0.75 reported in the second quarter of 2003. Net income for the second quarter of 2004 was $6.1 million, down 1.4% from the same period in 2003.

For the year-to-date, diluted earnings per share were $1.48 in 2004, up 1.4% over the first six months of 2003. Net income for the six months ended June 30, 2004, was $12.3 million, an increase of 1.5% over the same period in 2003.

James J. Byrnes, Chairman & CEO commented, "Despite a significant decline in revenue from sales of loans and securities, we are pleased that noninterest income for the second quarter grew by 3.8% over the same period in 2003. Importantly, revenue growth in 2004 has come from sources we believe provide a more sustainable revenue stream than gains on the sale of loans, which were higher in 2003 due to historically low interest rates." Year-to-date noninterest income includes $3.8 million in service charges on deposit accounts (up 13%); $3.2 million in insurance commissions and fees (up 23%); and $2.7 million in trust and investment services income (up 30%).

Earnings for the current quarter and year-to-date period were negatively affected by reduced income from sales of residential mortgages and reduced gains on the sale of available-for-securities. Together, revenue from these two sources was down $593,000 in the second quarter of 2004, when compared to the same quarter last year. For the year-to-date, gains on the sale of loans and gains on the sale of available-for-securities were down a combined $970,000 from the same period in 2003.

Growth in earning assets has offset a declining net interest margin, resulting in an increase in net interest income, to $35.0 million for the year-to-date period ended June 30, 2004, up 5.6% over the same period in 2003. For second quarter of 2004, net interest income was $17.6 million, an increase of 6.4% over the second quarter of 2003.

The Company's net interest margin declined from 4.25% in the second quarter of 2003, to 4.08% in the second quarter of 2004. The pace of the margin decline has slowed in recent quarters. The 4.08% margin for the second quarter of 2004 reflects a 4 basis point decline from the 4.12% margin in the first quarter of 2004.

Total assets were $1.9 billion at June 30, 2004, up 8.0% over June 30, 2003. Asset growth over the past twelve months included a $78.1 million increase in total loans and leases, and an $86.8 million increase in the securities portfolio. Funding for asset growth was primarily provided by a $128.3 million increase in deposits, which included $91.8 million in core deposits (total deposits less time deposits of $100,000 and over, brokered deposits, and municipal money market deposits).

Provision for loan/lease losses was $736,000 for the second quarter of 2004, up from $598,000 in the second quarter of 2003. For the six-month period ended June 30, 2004, the provision for loan/lease losses was $1.5 million, up from $1.1 million for the same period last year. Factors contributing to the increase in the provision for loan/lease losses in 2004 include: an increase in net charge-offs; an increase in the dollar volume of nonperforming loans; and continued growth in the loan portfolio. Nonperforming loans as a percentage of total loans increased modestly from 0.71% at June 30, 2003, to 0.75% at June 30, 2004.

Noninterest expenses for the second quarter of 2004 were $14.6 million, up 11.2% over the same period in 2003. For the year-to-date, noninterest expenses were $28.9 million in 2004, up 9.3% from the first six months of 2003. These increases were primarily due to higher compensation and benefits related expenses, which were up $817,000 for the quarter and $1.3 million for the year-to-date period. A contributing factor to the growth in noninterest expenses during the quarter and year to date periods was the addition of the Auburn Office of Tompkins Trust Company, which opened in July 2003, and staffing for a new Mahopac National Bank office in Mount Kisco, NY. The Mount Kisco office, which opened on June 21, 2004, is a full service banking office offering loans, deposits, and investment services and represents the Company's first office in Westchester County.

Tompkins Trustco, Inc. operates 35 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company also offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout western New York. Each Tompkins subsidiary operates with a community focus, meeting the needs of the unique communities served.

"Safe Harbor" Statement under the Private Securities Litigation Reform of
1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

Tompkins Trustco, Inc. - Condensed Consolidated Statements of Condition (Unaudited)

(In thousands, except share data)

                                                                                    As of           As of
ASSETS                                                                            06/30/2004      12/31/2003
                                                                                 ------------    ------------
Cash and noninterest bearing balances due from banks                             $     52,103    $     56,540
Interest bearing balances due from banks                                                1,000           9,216
Federal funds sold                                                                          0               0
Available-for-sale securities, at fair value                                          610,202         592,137
Held-to-maturity securities, fair value of $54,123 at
    June 30, 2004 and $51,441 at December 31, 2003                                     53,691          49,528
Loans and leases net of unearned income and deferred costs and fees                 1,121,987       1,069,140

Less:  Reserve for loan/lease losses                                                   12,100          11,685
-------------------------------------------------------------------------------------------------------------
                                                         Net Loans/Leases           1,109,887       1,057,455

Bank premises and equipment, net                                                       29,764          28,466
Corporate owned life insurance                                                         23,328          22,843
Goodwill                                                                               11,541          11,541
Intangible assets                                                                       2,905           3,322
Accrued interest and other assets                                                      34,939          33,398
-------------------------------------------------------------------------------------------------------------
                                                             Total Assets        $  1,929,360    $  1,864,446
=============================================================================================================

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED
     SUBSIDIARIES AND SHAREHOLDERS' EQUITY
Deposits:
     Interest bearing:
          Checking, savings and money market                                     $    772,273    $    747,691
          Time                                                                        413,830         381,175
     Noninterest bearing                                                              304,472         282,259
-------------------------------------------------------------------------------------------------------------
                                                           Total Deposits           1,490,575       1,411,125

Federal funds purchased and securities sold under agreements to repurchase            189,350         187,908
Other borrowings                                                                       73,052          87,111
Other liabilities                                                                      17,725          17,843
-------------------------------------------------------------------------------------------------------------
                                                        Total Liabilities        $  1,770,702    $  1,703,987
-------------------------------------------------------------------------------------------------------------

Minority interest in consolidated subsidiaries                                          1,495           1,489

Shareholders' equity:
     Common Stock - par value $.10 per share, authorized 15,000,000 shares
        Issued: 8,165,517 at June 30, 2004; and 8,185,816 at December 31, 2003            817             819
     Surplus                                                                           76,215          76,926
     Undivided profits                                                                 86,028          78,676
     Accumulated other comprehensive income                                            (4,948)          3,015
     Treasury stock, at cost - 41,734 shares at June 30, 2004,
        and 26,981 shares at December 31, 2003                                           (949)           (466)

-------------------------------------------------------------------------------------------------------------
                                               Total Shareholders' Equity        $    157,163    $    158,970
-------------------------------------------------------------------------------------------------------------
        Total Liabilities, Minority Interest in Consolidated Subsidiaries
                                                 and Shareholders' Equity        $  1,929,360    $  1,864,446
=============================================================================================================

Tompkins Trustco, Inc. - Condensed Consolidated Statements of Income (Unaudited)

                                                                        Three months ended         Six months ended
                                                                     ------------------------   -----------------------
(In thousands, except per share data)                                06/30/2004    06/30/2003   06/30/2004   06/30/2003
                                                                     ----------    ----------   ----------   ----------
INTEREST AND DIVIDEND INCOME
Loans                                                                $   16,842    $   17,104   $   33,430   $   33,996
Interest on balances due from banks                                          28             3           76           18
Federal funds sold                                                            5             1           17           14
Available-for-sale securities                                             5,973         5,157       11,920       10,633
Held-to-maturity securities                                                 454           386          890          780
-----------------------------------------------------------------------------------------------------------------------
                             Total Interest and Dividend Income          23,302        22,651       46,333       45,441
-----------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
     Time certificates of deposits of $100,000 or more                      659           731        1,276        1,485
     Other deposits                                                       3,008         3,507        6,013        7,316
Federal funds purchased and Securities sold under agreements
     to repurchase                                                        1,091           792        2,182        1,405
Other borrowings                                                            934         1,068        1,897        2,137
-----------------------------------------------------------------------------------------------------------------------
                                         Total Interest Expense           5,692         6,098       11,368       12,343
-----------------------------------------------------------------------------------------------------------------------
                                            Net Interest Income          17,610        16,553       34,965       33,098
-----------------------------------------------------------------------------------------------------------------------
                         Less:  Provision for loan/lease losses             736           598        1,525        1,138
-----------------------------------------------------------------------------------------------------------------------
      Net Interest Income After Provision for Loan/Lease Losses          16,874        15,955       33,440       31,960
-----------------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Trust and investment services income                                      1,338         1,045        2,664        2,046
Service charges on deposit accounts                                       1,948         1,674        3,795        3,352
Insurance commissions and fees                                            1,657         1,332        3,191        2,603
Card services income                                                        631           618        1,189        1,158
Other service charges                                                       741           820        1,644        1,610
Increase in cash surrender value of corporate owned life insurance          280           263          582          515
Gains/(losses) on sale of loans                                              (3)          326          119          825
Other income                                                                191           192          425          227
Net realized gain (loss) on available-for-sale securities                    19           283           78          342
-----------------------------------------------------------------------------------------------------------------------
                                       Total Noninterest Income           6,802         6,553       13,687       12,678
-----------------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSES
Salary and wages                                                          6,790         6,035       13,264       12,023
Pension and other employee benefits                                       1,782         1,720        3,653        3,549
Net occupancy expense of bank premises                                      920           789        1,874        1,685
Furniture and fixture expense                                               820           811        1,699        1,625
Marketing expense                                                           573           525          970          917
Amortization of intangible assets                                           170           183          348          373
Other operating expense                                                   3,592         3,111        7,042        6,230
-----------------------------------------------------------------------------------------------------------------------
                                     Total Noninterest Expenses          14,647        13,174       28,850       26,402
-----------------------------------------------------------------------------------------------------------------------
                  Income Before Income Tax Expense and Minority
                          Interest in Consolidated Subsidiaries           9,029         9,334       18,277       18,236
-----------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                               34            34           67           67
                                             Income Tax Expense           2,893         3,111        5,960        6,095
-----------------------------------------------------------------------------------------------------------------------
                                                     Net Income      $    6,102    $    6,189   $   12,250   $   12,074
=======================================================================================================================
Basic Earnings Per Share                                             $     0.75    $     0.76   $     1.50   $     1.48
Diluted Earnings Per Share                                           $     0.74    $     0.75   $     1.48   $     1.46
=======================================================================================================================

Tompkins Trustco, Inc. - Summary of Financial Data (Unaudited)

                                                    ---------------------------------------------------------------------------
(In thousands, except per share data)                                         Quarter-Ended                          Year-Ended
                                                    ---------------------------------------------------------------------------
                                                        Jun-04       Mar-04       Dec-03       Sep-03       Jun-03       Dec-03
                                                    ---------------------------------------------------------------------------
Period End Balance Sheet
-------------------------------------------------------------------------------------------------------------------------------
Securities                                          $  663,893   $  683,473   $  641,665   $  611,531   $  577,119   $  641,665
-------------------------------------------------------------------------------------------------------------------------------
Loans and leases, net of unearned income
-------------------------------------------------------------------------------------------------------------------------------
   and deferred costs and fees                       1,121,987    1,089,236    1,069,140    1,038,193    1,043,843    1,069,140
-------------------------------------------------------------------------------------------------------------------------------
Reserve for loan/lease losses                           12,100       12,100       11,685       11,621       12,257       11,685
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                         1,929,360    1,945,958    1,864,446    1,805,080    1,786,238    1,864,446
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total deposits                                       1,490,575    1,487,763    1,411,125    1,404,233    1,362,279    1,411,125
-------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold
   under agreements to repurchase                      189,350      189,016      187,908      152,075      149,186      187,908
-------------------------------------------------------------------------------------------------------------------------------
Other borrowings                                        73,052       81,376       87,111       72,341       97,567       87,111
-------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                                   157,163      165,232      158,970      153,716      154,307      158,970
-------------------------------------------------------------------------------------------------------------------------------

Average Balance Sheet
-------------------------------------------------------------------------------------------------------------------------------
Average assets                                      $1,929,317   $1,900,810   $1,845,515   $1,778,448   $1,752,059   $1,769,748
-------------------------------------------------------------------------------------------------------------------------------
Average equity                                         160,891      161,598      155,466      151,855      151,467      152,263
-------------------------------------------------------------------------------------------------------------------------------

Share data
-------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (basic)          8,161,048    8,162,739    8,145,403    8,112,827    8,108,616    8,130,449
-------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (diluted)        8,290,559    8,303,925    8,305,584    8,270,598    8,242,956    8,276,062
-------------------------------------------------------------------------------------------------------------------------------
Period-end shares outstanding                        8,123,783    8,167,054    8,158,835    8,121,652    8,109,864    8,158,835
-------------------------------------------------------------------------------------------------------------------------------
Book value per share                                $    19.35   $    20.23   $    19.48   $    18.93   $    19.03   $    19.48
-------------------------------------------------------------------------------------------------------------------------------


Income Statement
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                 $   17,610   $   17,355   $   17,369   $   17,036   $   16,553   $   67,502
-------------------------------------------------------------------------------------------------------------------------------
Provision for loan/lease losses                            736          788          774          585          598        2,497
-------------------------------------------------------------------------------------------------------------------------------
Noninterest income                                       6,802        6,885        6,468        6,109        6,553       25,255
-------------------------------------------------------------------------------------------------------------------------------
Noninterest expense                                     14,647       14,203       14,198       13,258       13,174       53,857
-------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries              34           34           33           34           34          134
-------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                       2,893        3,067        2,877        3,092        3,111       12,064
-------------------------------------------------------------------------------------------------------------------------------
Net income                                               6,102        6,148        5,955        6,176        6,189       24,205
-------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                            $     0.75   $     0.75   $     0.73   $     0.76   $     0.76   $     2.98
-------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                          $     0.74   $     0.74   $     0.72   $     0.75   $     0.75   $     2.92
-------------------------------------------------------------------------------------------------------------------------------

Asset Quality
-------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                                     $      737   $      373   $      710   $    1,221   $      331   $    2,516
-------------------------------------------------------------------------------------------------------------------------------
  Nonaccrual loans and leases                            8,177        8,062        7,321        9,000        6,683        7,321
-------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due and accruing            22           46           26           19          457           26
-------------------------------------------------------------------------------------------------------------------------------
  Troubled debt restructurings not included above          193          195          246          250          250          246
-------------------------------------------------------------------------------------------------------------------------------
Total nonperforming loans and leases                     8,392        8,303        7,593        9,269        7,390        7,593
-------------------------------------------------------------------------------------------------------------------------------
  OREO                                                     167          299          385          343          235          385
-------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets                                     8,559        8,602        7,978        9,612        7,625        7,978
-------------------------------------------------------------------------------------------------------------------------------

Tompkins Trustco, Inc. - Summary of Financial Data (Unaudited)

                                                    ------------------------------------------------------------------------------
                                                                               Quarter-Ended                            Year-Ended
                                                    ------------------------------------------------------------------------------
                                                      Jun-04        Mar-04        Dec-03        Sep-03        Jun-03        Dec-03
                                                    ------------------------------------------------------------------------------
Credit Quality
----------------------------------------------------------------------------------------------------------------------------------
Net loan and lease losses/ average loans
   and leases *                                         0.20%         0.14%         0.27%         0.46%         0.13%         0.24%
----------------------------------------------------------------------------------------------------------------------------------
Nonperforming loans and leases/loans and leases         0.75%         0.76%         0.71%         0.89%         0.71%         0.71%
----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets/assets                             0.44%         0.44%         0.43%         0.53%         0.43%         0.43%
----------------------------------------------------------------------------------------------------------------------------------
Reserve/ nonperforming loans and leases               144.18%       145.73%       153.89%       125.37%       165.86%       153.89%
----------------------------------------------------------------------------------------------------------------------------------
Reserve/loans and leases                                1.08%         1.11%         1.09%         1.12%         1.17%         1.09%
----------------------------------------------------------------------------------------------------------------------------------

Capital Adequacy (period-end)
----------------------------------------------------------------------------------------------------------------------------------
Tier I capital / average assets                          7.9%          7.9%          7.9%          8.0%          7.9%          7.9%
----------------------------------------------------------------------------------------------------------------------------------
Total capital / risk-weighted assets                    13.3%         13.4%         13.4%         13.6%         13.5%         13.4%
----------------------------------------------------------------------------------------------------------------------------------

Profitability
----------------------------------------------------------------------------------------------------------------------------------
Return on average assets *                              1.27%         1.30%         1.28%         1.38%         1.42%         1.37%
----------------------------------------------------------------------------------------------------------------------------------
Return on average equity *                             15.25%        15.30%        15.20%        16.14%        16.39%        15.90%
----------------------------------------------------------------------------------------------------------------------------------
Net interest margin (TE) *                              4.08%         4.12%         4.18%         4.26%         4.25%         4.28%
----------------------------------------------------------------------------------------------------------------------------------
* Quarterly ratios have been annualized

Share and per share data have been retroactively adjusted to reflect a 10% stock dividend paid on August 15, 2003.